UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2006
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(972) 673-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On April 19, 2006, the Company entered into an Underwriting Agreement with J.P. Morgan Securities Inc. (the “Underwriter”), for the purchase by the Underwriter of 3,492,595 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a purchase price of $35.79 per share, for aggregate net proceeds to the Company of $125 million. The closing date is expected to be April 25, 2006. The Underwriter will have an option for 30 days following the date of the Underwriting Agreement to purchase an additional 523,889 shares of Common Stock from the Company at the same price.
The Common Stock is being offered and sold under a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with the Company’s Registration Statement on Form S-3 (Registration No. 333-133395), which became automatically effective upon filing on April 19, 2006. In connection with the offering of Common Stock, the Underwriting Agreement filed as an exhibit to this Form 8-K is to be incorporated by reference in its entirety into the Registration Statement.
JPMorgan Chase Bank, National Association, an affiliate of the Underwriter, is the lead agent bank on the Company’s credit facility and also serves as the Trustee under the Indenture relating to the Company’s 7 1/2% Senior Subordinated Notes due 2013 and the Company’s 7 1/2% Senior Subordinated Notes due 2015.
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.
On April 20, 2006, the Company announced that it had priced the Common Stock described in this Form 8-K and that it would use the net proceeds from the offering to repay current borrowings under its credit facility, the majority of which were incurred to fund a portion of the Company’s $248 million oil and natural gas property acquisition in January 2006. The text of the April 20, 2006 press release is attached hereto as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.
               The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated April 19, 2006 between Denbury Resources Inc. and J.P. Morgan Securities Inc.
99.1	Denbury press release, dated April 20, 2006, “Denbury Resources Inc. Prices $125 Million Equity Offering”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: April 20, 2006	By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated April 19, 2006 between Denbury Resources Inc. and J.P. Morgan Securities Inc.
99.1	Denbury press release, dated April 20, 2006, “Denbury Resources Inc. Prices $125 Million Equity Offering”